UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 22, 2013

EXOPACK HOLDING CORP.

(Exact name of registrant as specified in its charter)

Delaware	333-136559	76-0678893
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3070 Southport Road, Spartanburg, SC	29302
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (864) 596-7140

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

In connection with the previously announced consent solicitation (the “Consent Solicitation”) by Exopack Holding Corp. (the “Company”) seeking consents from holders of the $235,000,000 outstanding principal amount of its 10.0% Senior Notes due 2018 (the “Notes) for amendments (the “Proposed Amendments”) to certain provisions of the indenture dated as of May 31, 2011, governing the Notes (the “Indenture”), on October 22, 2013, the Company, certain subsidiaries of the Company, as guarantors under the Indenture, and Bank of New York Mellon Trust Company, N.A., as trustee under the Indenture (the “Trustee”), executed a supplemental indenture (the “Supplemental Indenture”) to the Indenture setting forth the Proposed Amendments. The Proposed Amendments amend certain provisions of the Indenture to allow the refinancing of a substantial portion of the indebtedness of Exopack Holdings S.A., an affiliate of the Company, and its consolidated subsidiaries. After 11:59 p.m. New York City time on November 7, 2013, and upon satisfaction of certain conditions, as set forth in the Company’s consent solicitation statement, dated as of October 10, 2013, the Proposed Amendments will become operative. This summary is qualified by the text of the Supplemental Indenture, which is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The disclosure under Item 1.01 of this Current Report is also responsive to Item 3.03 of this Current Report and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On October 22, 2013, the Company announced that as of 5:00 p.m., New York City time, it had received consents (the “Consents”) from holders in respect of more than a majority of the outstanding aggregate principal amount of its Notes (the “Requisite Consents”) to amend the Indenture to reflect the Proposed Amendments. A copy of the Company’s press release announcing the receipt of the Requisite Consents is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information contained in Exhibit 99.2 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. In addition, the information contained in Exhibit 99.2 shall not be incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission or any other document except as shall be expressly set forth by specific reference in such filing or document.

This Form 8-K and the information attached as Exhibit 99.2 do not constitute an offer to purchase any securities or a solicitation of an offer to sell any securities. The Consent Solicitation is being made only to such persons and in such jurisdictions as is permitted under applicable law.

Forward-looking Statements

This report includes forward-looking statements, which are based on our current expectations and projections about future events. All statements other than statements of historical facts included in this report including, without limitation, statements regarding our future financial position, risks and uncertainties related to our business, strategy, capital expenditures, projected costs and our plans and objectives for future operations, including our plans for future costs savings and synergies, may be deemed to be forward-looking statements. Words such as “believe,” “expect,” “anticipate,” “may,” “assume,” “plan,” “intend,” “will,” “should,” “could,” “estimate,” “risk” and similar expressions or the negatives of these expressions are intended to identify forward-looking statements. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. Forward-looking statements are not guarantees of future performance. You should not place undue reliance on these forward-looking statements. In addition any forward-looking statements are made only as of the date of this report, and we do not intend and do not assume any obligation to update any statements set forth in this report. Many factors may cause our results of operations, financial condition, liquidity and the development of the industry in which we compete to differ materially from those expressed or implied by the forward-looking statements contained in this report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The list of exhibits in the Exhibit Index is incorporated herein by reference.

* * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXOPACK HOLDING CORP.

Date: October 23, 2013	By:	/s/ Jack E. Knott

		Name:	Jack E. Knott
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Supplemental Indenture, dated as of October 22, 2013, by and among Exopack Holding Corp., the guarantors party thereto and Bank of New York Mellon Trust Company, N.A., as trustee.

99.2	Press release issued by Exopack Holding Corp. announcing the revocation deadline.